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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported):  September 20, 2001
                                                        ------------------

                                  Curis, Inc.
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              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


      000-30347                                         04-3505116
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(Commission File Number)                            (I.R.S. Employer
                                                   Identification No.)

61 Moulton Street
Cambridge, Massachusetts                                   02138
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(Address of Principal Executive Offices)                (Zip Code)


                                (617) 503-6500
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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        (Former Name and Former Address, if Changed Since Last Report)
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     ITEM 5.  OTHER EVENTS.

     On September 20, 2001, Curis, Inc. issued a press release in which Curis announced that its Board of Directors has elected Daniel R. Passeri to replace Doros Platika, M.D. as President and Chief Executive Officer. In addition, Curis announced that its Board of Directors has elected Dr. Platika to serve as Chairman of the Board, increased the size of the Board by one seat, and elected Mr. Passeri to fill the newly-created Board seat.

     A copy of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference. The information contained in the website cited in the press release is not a part of this Report.

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     (a) Financial Statements of Business Acquired.
         -----------------------------------------

     Not applicable.

     (b) Pro Forma Financial Information.
         -------------------------------

     Not applicable.

     (c)                     Exhibits.
                             --------

   Exhibit                         Description
-------------  ---------------------------------------------------

    99.1       Press release of Curis, Inc. issued September 20,
               2001 announcing a change in the company's management structure.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 21, 2001                    CURIS, INC.
                                    ------------------------------
                                            (Registrant)

                                    By:   /s/ George A. Eldridge
                                    ------------------------------
                                         George A. Eldridge
                                         Vice President, Chief Financial
                                         Officer, Secretary and Treasurer

                                       3
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                                 EXHIBIT INDEX

     Exhibit                         Description
------------------  ----------------------------------------------
       99.1         Press release of Curis, Inc. issued September
                    20, 2001 announcing a change in the company's management structure.